Annual Meeting
May 3, 2007
Building Lasting Relationships Through
Unmatched Personal Service

Agenda
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Meeting called to order by Chairman of the Board
of Directors, Jeffrey P. Feather
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Opening remarks
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Introduction of directors, executive officers and
guests
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Instructions on procedures
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Proxies

Agenda, cont.
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Opening of the polls
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Election of directors
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Proposal to ratify the appointment of independent
registered public accounting firm
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Closing of the polls
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Business overview  by President & CEO, Scott V. Fainor

Disclaimer
The information contained in this presentation may contain forward-looking statements (as defined in the
Securities Exchange Act of 1934 and the regulations thereunder) which are not historical facts or as to KNBT
Bancorp, Inc. (“KNBT” or the “Company”), Keystone Nazareth Bank & Trust Company (the “Bank”)
management’s intentions, plans, beliefs, expectations or opinions or with respect to the operation of the
Company or its subsidiaries.  These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of KNBT and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of non-interest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increases significantly; (4) changes in the interest rate environment may further reduce interest rate margins; (5) general economic conditions, either nationally or in the markets in which KNBT is doing business, are less favorable than expected; (6) acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties; (7) legislation or changes in regulatory requirements adversely affect the business in which KNBT is engaged; and (8) other factors discussed in the documents filed by KNBT with the Securities and Exchange Commission ("SEC") from time to time.
These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements.  KNBT undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Highlighting a Year of Growth
Our track record of success is built upon a solid KNBT franchise:
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Growth and Profitability – 2006 earnings of $23.6 million, an increase of 13.3% over 2005
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Strategic capital deployment – Share repurchases, an increase in the quarterly dividend and key acquisition and integration
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A strong business model for all financial services/lines of business
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Differentiating local market expertise from traditional
banking to insurance and wealth management

Highlighting a Year of Growth
Our track record of success is built upon a solid KNBT franchise:
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State of the art technology platform with the capacity for
future growth
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A growing market, headquartered in the third largest
population area in Pennsylvania and one of the fastest
growing regions in the Northeast
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Outstanding credit quality achieved through comprehensive
risk management disciplines
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Dedicated Leadership – distinguished management team
noted for experience, energy, professionalism and integrity

Financial Highlights
	December 31,		%
(dollars in thousands, except per share data)	2006	2005	Change
Balance Sheet Data - At Year End
Assets	$2,898,827	$3,081,810	-5.9%
Deposits	1,907,547	1,852,251	3.0%
Loans	1,620,166	1,481,728	9.3%
For the Year Ended
Net Income	$ 23,603	$ 20,826	13.3%
Per Common Share Data
Diluted Earnings Per Share	$ 0.87	$ 0.71	22.5%
Dividends Paid Per Share	0.31	0.24	29.2%

Financial Highlights
	March 31,	December 31,	%
(dollars in thousands)	2007	2006	Change
Balance Sheet Data – At Period Ended
Assets	$2,906,829	$2,898,827	0.3%
Deposits	1,940,125	1,907,547	1.7%
Loans	1,721,439	1,620,166	6.3%

Financial Highlights
	March 31,	March 31%
(dollars in thousands, except per share data)	2007	2006	Change
For the Quarter Ended
Net Income	$ 5,486	$ 5,480	0.1%
Per Common Share Data
Diluted Earnings Per Share	$ 0.21	$ 0.19	10.5%

Financial Highlights
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Increased dividends 29.2% to $0.31 per share in 2006
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The Company announced a 25% increase in the dividend
for second quarter 2007 to $0.10 per share
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KNBT repurchased 2.4 million shares of common stock
in 2006
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There are 2.7 million shares remaining to be purchased
under the the plan approved in June 2006 authorizing the
repurchase of 2.8 million shares

A Bright Future –
Focused on the Strategic Plan
Wealth Management & Insurance
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February 28, 2006 – completed the acquisition of Paragon
Group, Inc., the parent holding company for The Trust
Company of Lehigh Valley
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Created KNBT Wealth Management Group bringing together
our Investment Management & Trust Departments, KNBT
Securities and KNBT Private Banking
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Nearly $1 billion of assets under administration and
management at March 31, 2007 with integrated operations at
the KNBT Wealth Management Centre

A Bright Future –
Focused on the Strategic Plan
Wealth Management & Insurance
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Caruso Benefits Group enhanced fee income by $5.7 million
in 2006
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Provides quality-based and cost-effective group benefit solutions
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Focused excellent service reputation and benefits management expertise
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Higgins Insurance celebrated 60 years of service excellence
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Strong leadership team that will continue to build upon its tradition of excellent customer service and community commitment

A Bright Future –
Focused on the Strategic Plan
Retail and Commercial Banking
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Launched enterprise-wide sales and service program,
interrelated to performance plans
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Rationalized our branch network to improve our operational
efficiency and better meet our customers’ personal and
business needs
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Constructed a new drive-up banking facility at our Main
Street Hazleton Office and renovated our Weatherly Office,
including new lobby and office improvements

A Bright Future –
Focused on the Strategic Plan
Retail and Commercial Banking
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Opened our new Wind Gap Office on July 31, 2006 located
inside the GIANT® Food Store offering seven-day-a-week banking
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Opened our new full-service Schoenersville Road Office on
October 24, 2006
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Completed the sale of our two Columbia County Offices on
December 15, 2006 to First Columbia Bank
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Strengthened small business and commercial banking by
realigning Commercial Real Estate and Industrial Banking
focus to better serve our market area

Investing in Our Communities
Building ties through contributions and volunteerism
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In 2006, the Keystone Nazareth Charitable Foundation
approved over 220 grant requests totaling approximately $1.3 million
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In addition, KNBT also provided sponsorships and
contributions in 2006 to 380 organizations totaling over
$300,000
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KNBT was honored to receive recognition in 2006 for our
support from the following:
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County of Lehigh: Urban Development Pioneer Award
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El Mensajero: People’s Choice Award
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Family Answers: Friend of the Family Award
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The United Way of the Greater Lehigh Valley: Cornerstone Sponsor
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Meals on Wheels of Northampton County: Certificate of Recognition
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Association of Fund Raising Professionals: Distinguished Honoree

Unmatched Personal Service
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Employees are united by a proud tradition of delivering
excellent customer service that stands us apart from the
competition
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Delivering unmatched personal service backed by the
following  tools and training:
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Implemented training programs in April 2006 aimed at building customer relationships and enhancing operational efficiency
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Established “voice of the customer” and “customer experience”
task force teams
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Implemented new technology enabling employees to provide the best service to customers eliminating unnecessary time and
paperwork

Future Objectives
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Strengthen customer focus both internally and externally
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Reduce expenses through improved workflow and procedures
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Improve earning asset yields and increase total earning assets
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Continue to improve and utilize management information
systems
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Improve deposit mix through building customer relationships
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Develop and grow fee-based lines of business
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Expand the KNBT franchise through organic growth, de novo
branching and bank and non-bank acquisitions

Pennsylvania
Luzerne
Monroe
Carbon
Northampton
Schuylkill
Lehigh
LEGEND
KNBT Headquarters/Branch
Greater Lehigh Valley Branch
Northeast PA Branch
Wealth Management Group
Caruso Benefits Group
KNBT Higgins Insurance
KNBT Abstractors/Traditions Settlement Services

KNBT Corporate Vision
Keystone Nazareth Bank & Trust (KNBT) will be the financial partner of choice, with a commitment to world class community banking, that will build lasting relationships by delivering unmatched, personal service and value to our customers, employees, community and shareholders.

Meeting Conclusion
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Report of Inspector of Election
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Questions
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Adjournment